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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2004

AMPHENOL CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-10879 (Commission File Number)	22-2785165 (I.R.S. Employer Identification No.)
358 Hall Avenue, Wallingford, Connecticut 06492 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (203) 265-8900

Explanatory Note

        The Current Report on Form 8-K/A is furnished by Amphenol Corporation in order to make corrections to the Current Report on Form 8-K furnished on January 23, 2004. The Form 8-K furnished on January 23, 2004, inadvertently omitted the income statement and balance sheet of Amphenol Corporation both of which were part of the original press release issued by Amphenol Corporation on January 21, 2004.

Item 7. Financial Statements and Exhibits

  (c)

Exhibits	Description
99.1	Press Release, dated January 21, 2004, issued by Amphenol Corporation
99.2	Transcript of Amphenol Corporation's fourth quarter earnings conference call

Item 9. Regulation FD Disclosure

        On January 21, 2004, Amphenol Corporation issued a press release setting forth Amphenol Corporation's 2003 fourth quarter and full year results. A copy of Amphenol Corporation's press release is attached hereto as Exhibit 99.1. A copy of the transcript of Amphenol Corporation's fourth quarter earnings conference call is attached hereto as Exhibit 99.2. The information included in this item is intended to be included under "Item 12. Disclosure of Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release No. 33-8216. Such information, including the Exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMPHENOL CORPORATION
By:	/s/ EDWARD G. JEPSEN Edward G. Jepsen Executive Vice President and Chief Financial Officer

Date: January 27, 2004

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  Item 7. Financial Statements and Exhibits
  Item 9. Regulation FD Disclosure
Signature